WESTSTAR FINANCIAL SERVICES CORPORATION
                                79 Woodfin Place
                         Asheville, North Carolina 28801
                                 (828) 252-1735

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                                   To Be Held

                                 April 19, 2005

NOTICE is hereby given that the Annual Meeting of Shareholders of Weststar Financial Services Corporation (the "Company") will be held as follows:

                  Place:   Renaissance Asheville Hotel
                           One Thomas Wolfe Plaza
                           Asheville, North Carolina  28801

                  Date:    April 19, 2005

                  Time:    3:00 p.m.

The purposes of the meeting are:

      1. To elect three (3) members of the Board of Directors for three (3) year terms.

      2. To ratify the appointment of Dixon Hughes PLLC as the Company's independent public accountants for 2005.

      3. To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

                                            By Order of the Board of Directors


                                            /s/ Randall C. Hall
                                            Randall C. Hall
                                            Executive Vice President & Secretary
March 11, 2005

                     WESTSTAR FINANCIAL SERVICES CORPORATION
                                79 Woodfin Place
                         Asheville, North Carolina 28801
                                 (828) 252-1735

                                 PROXY STATEMENT

                    Mailing Date: On or about March 11, 2005

                         ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

                                   To Be Held
                                 April 19, 2005

General

      This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of Weststar Financial Services Corporation (the "Company") for the 2005 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Renaissance Asheville Hotel, One Thomas Wolfe Plaza, Asheville, North Carolina, at 3:00 p.m. on April 19, 2005, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

      Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are W. Edward Anderson, Randall C. Hall and Carol L. King. Shares represented by each appointment of proxy, which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the three (3) nominees for director named in Proposal 1 below and FOR Proposal
2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Randall C. Hall, Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Authorization to Vote on Adjournment and Other Matters

      Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so.

Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy to establish a quorum or to provide additional information to shareholders. However, appointments of proxy voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Expenses of Solicitation

      The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone, without additional compensation, by the officers, directors and employees of the Company and its wholly-owned subsidiary, The Bank of Asheville (the "Bank").

Record Date

      The close of business on February 18, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the Proposals described herein.

Voting Securities

      The voting securities of the Company are the shares of its common stock, par value $1.00 per share, of which 9,000,000 shares are authorized, and preferred stock, no par value, of which 1,000,000 shares are authorized. At December 31, 2004, there were 1,166,208 shares of common stock and no shares of preferred stock outstanding. There were approximately 800 holders of record of the Company's common stock on this date.

Voting Procedures; Quorum; Votes Required for Approval

      Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

      A majority of the shares of the Company's common stock issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.

      Assuming a quorum is present,  in the case of Proposal 1 below,  the three
(3) nominees receiving the greatest number of votes shall be elected.

      In the case of Proposal 2, for such Proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the Proposal. Abstentions and broker nonvotes will have no effect.

Ownership of Voting Securities

      As of December 31, 2004, no shareholder known to management owned more than 5% of the Company's common stock. As of December 31, 2004, the beneficial ownership of the Company's common stock, by directors and executive officers individually, and by directors and executive officers as a group, was as follows:

                                             AMOUNT AND
      NAME AND ADDRESS OF               NATURE OF BENEFICIAL       PERCENT
      BENEFICIAL OWNER                     OWNERSHIP (1)(2)      OF CLASS (3)
      ----------------                     ----------------      ------------
      W. Edward Anderson                        51,199               4.35
      Asheville, NC

      M. David Cogburn, M.D                     31,197(4)            2.66
      Asheville, NC

      Steven D. Cogburn                          4,180(5)            0.36
      Asheville, NC

      G. Gordon Greenwood                       45,371               3.78
      Asheville, NC

      Patricia P. Grimes                           480               0.04
      Asheville, NC

      Randall C. Hall                           23,862               2.02
      Asheville, NC

      Darryl J. Hart                            21,340               1.81
      Asheville, NC

      Carol L. King                             25,393(6)            2.16
      Asheville, NC

      Stephen L. Pignatiello                    25,051(7)            2.13
      Asheville, NC

      Laura A. Webb                             16,703(8)            1.42
      Asheville, NC

      David N. Wilcox                           24,173               2.05
      Asheville, NC

      All Directors and Executive
      Officers as a Group
      (11 persons)                             268,949              20.89

      (1) Except as otherwise noted, to the best knowledge of the Company's management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Dr. Cogburn - 450 shares; Mr. Cogburn - 318 shares; and Ms. Webb - 1,306 shares.

      (2) Included in the beneficial ownership tabulations are the following options to purchase shares of common stock of the Company: Mr. Anderson - 11,325 shares; Dr. Cogburn - 6,098 shares; Mr. Greenwood - 34,847 shares; Mr. Hall - 17,530 shares; Mr. Hart - 11,325 shares; Ms. King - 11,325 shares; Mr. Pignatiello - 11,325 shares; Ms. Webb - 6,098 shares; and Mr. Wilcox - 11,325 shares.

      (3) The calculation of the percentage of class beneficially owned by each individual and the group is based on a total of 1,166,208 shares of common stock outstanding as of December 31, 2004 and the number of options capable of being exercised by each person or the group before March 1, 2005.

      (4) Includes 450 shares owned by Dr. Cogburn's spouse (including 318 shares as custodian for minor children).

      (5) Includes 318 shares owned by Mr. Cogburn as custodian for minor children.

      (6) Includes 145 shares held by Ms. King as custodian for a minor child.

      (7) Includes 8,090 shares held by Mr. Pignatiello as custodian for minor children.

      (8) Includes 1,306 shares owned by Ms. Webb's spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

      Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of the Company's common stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Bylaws of the Company provide that its Board of Directors shall consist of between eight (8) and twelve (12) members, as determined by the Board of Directors or the shareholders, and, if there are nine (9) or more directors, that they shall be classified into three groups with staggered terms of three
(3) years in as equal numbers as possible. The Board of Directors has set the number of directors of the Company at ten (10). The following directors whose terms expire at the Annual Meeting have been renominated to three-year terms by the Nominating Committee of the Board of Directors:

                              Position(s)     Director                      Principal Occupation
       Name and Age              Held          Since           and Business Experience During Past Five Years
       ------------              ----          -----           ----------------------------------------------
Patricia P. Grimes             Director         2003     General Manager, Harry's Cadillac Pontiac GMC,
(52)                                                     Asheville, NC

Carol L. King                  Director         1997     CPA and President, Carol L. King & Associates, P.A.,
(59)                                                     Asheville, NC

David N. Wilcox                Director         1997     Financial Consultant, Hilliard Lyons, Inc., Asheville, NC;
(44)                                                     Partner, Reservation Management Services, Asheville, NC,
                                                         1990-Present; Vice President, Wilcox Travel Agency, Inc.,
                                                         Asheville, NC, 1984-2004

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE THREE NOMINEES FOR DIRECTOR OF THE COMPANY FOR TERMS OF THREE YEARS.

Incumbent Directors

      The Company's Board of Directors includes the following directors whose terms will continue after the Annual Meeting. Each of the three (3) nominees listed above and the incumbent directors listed below also serve as directors of the Bank:

                               Director      Term                           Principal Occupation
     Name and Age               Since       Expires            and Business Experience During Past Five Years
     ------------               -----       -------            ----------------------------------------------
W. Edward Anderson               1997        2007      Retired Plant Manager, Continental Teves, Asheville, NC
(65)

G. Gordon Greenwood              2000        2007      President and Chief Executive Officer of the Company and the
(58)                                                   Bank, January, 2000-Present; Regional Market Manager, RBC
                                                       Centura Bank, Asheville, NC, 1996-2000

Darryl J. Hart                   1997        2007      Vice President & General Manager, Hart Funeral Services,
(43)                                                   Inc., Asheville, NC

M. David Cogburn, M.D.           1999        2006      President, Carolina Mountain Dermatology, P.A., Arden, NC
(49)

                               Director      Term                           Principal Occupation
Name and Age                    Since       Expires    and Business Experience During Past Five Years
------------                    -----       -------    ----------------------------------------------
Steven D. Cogburn                2003        2006      Attorney and Partner, Cogburn, Goosman, Brazil and Rose, P.A,
(48)                                                   Asheville, NC

Steven L. Pignatiello            1997        2006      President, P. Comms International, LLC, Asheville, NC (Wine
(45)                                                   Importer)

Laura A. Webb                    1999        2006      President, Webb Investment Services, Inc, Asheville, NC, Vice
(45)                                                   President, R. Stanford Webb Agency, Asheville, NC

Director Relationships

      One family relationship on the Board of Directors exists. M. David Cogburn, M.D. and Steven D. Cogburn are brothers. No director is a director of any corporation with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors held twelve (12) regular meetings in 2004. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and any committees on which he or she served. The Board of Directors intends to meet monthly in 2005.

      It is the policy of the Company that directors attend each annual meeting and any special meetings of the Company's shareholders. Nine (9) of the Company's ten (10) directors attended the 2004 Annual Meeting of Shareholders.

      The Board of Directors has appointed several standing committees including an Audit Committee, Compensation/Nominating Committee and Executive Committee. Those committees will also meet on a regular basis in 2005. The composition of each committee is as follows:

                               Compensation/Nominating
        Audit Committee               Committee             Executive Committee
        ---------------               ---------             -------------------

      W. Edward Anderson         W. Edward Anderson         W. Edward Anderson
    M. David Cogburn, M.D.     M. David Cogburn, M.D.     M. David Cogburn, M.D.
      Patricia P. Grimes        G. Gordon Greenwood*        G. Gordon Greenwood
        Darryl J. Hart              Carol L. King              Carol L. King
         Carol L. King             David N. Wilcox            David N. Wilcox
         Laura A. Webb

      * Non-voting advisory member

Nominating Committee

      The Company's standing Compensation/Nominating Committee fulfills the duties of the Nominating Committee. The duties of the Nominating Committee are:
(i) to assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (ii) to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and (iii) to recommend to the Board, on an annual basis, director nominees for each committee of the Board.

      The Company is not the member of any securities exchange, however, the Nominating Committee members are "independent" as defined by Nasdaq listing standards. The bylaws of the Company state that candidates may be nominated for election to the Board of Directors by the Nominating Committee or by any shareholder of the Company's common stock. It is the policy of the Nominating Committee to consider all shareholder nominations. Shareholder nominations must be submitted to the Nominating Committee in writing on or before September 30th of the year preceding the Annual Meeting at which the nominee would stand for election to the Board of Directors and must be accompanied by each nominee's written consent to serve as a director of the Company if elected. The bylaws of the Company require that all nominees for director, including shareholder nominees, have business, economic or residential ties to the Company's market area and have owned at least 1,000 shares of the Company's common stock for a period of twelve (12) months preceding the date of the nomination. In evaluating nominees for director, the Nominating Committee values community involvement and experience in finance or banking including prior service as an officer or director of an entity engaged in the financial services business, although such experience is not a prerequisite for nomination. The Nominating Committee has adopted a formal written charter, which is available at http://www.bankofasheville.com.

Report of Audit Committee

      The Company has a standing Audit Committee. The Audit Committee is responsible for receiving and reviewing the annual audit report of the Company's independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the internal audit programs of the Company and the Bank. The Audit Committee assesses the performance and independence of the Company's independent auditors and recommends their appointment and retention. The Audit Committee has in place pre-approval policies and procedures that involve assessment of the performance and independence of the Company's independent auditors, evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors.

      During the course of its examination of the Company's audit process in 2004, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Dixon Hughes PLLC, all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended.

Furthermore, the Audit Committee received from Dixon Hughes PLLC disclosures regarding their independence required by the Independence Standards Board
Standard No. 1, as amended and discussed with Dixon Hughes PLLC their independence.

      Based on the review and discussions above, the Audit Committee: (i) recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC; and (ii) recommended that shareholders ratify the appointment of Dixon Hughes PLLC as auditors for 2005.

      The Audit Committee has a written charter, which is reviewed by the Committee for adequacy on an annual basis. A copy of the Audit Committee Charter is attached as Exhibit A.

      The Audit Committee members are "independent" and "financially literate" as defined by the Nasdaq listing standards. The Board of Directors has determined that Carol L. King, a member of the Audit Committee, meets the SEC requirements for qualification as an "audit committee financial expert." An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the registrant's financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

Audit Fees

      The aggregate fees billed by Dixon Hughes PLLC for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2004 were $32,800. The aggregate fees billed by Dixon Hughes PLLC for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2003 were $32,600. All such services rendered by Dixon Hughes PLLC were subject to pre-approval by the Audit Committee and no such pre-approvals were waived.

Audit-Related Fees

      The aggregate fees billed by Dixon Hughes PLLC during the fiscal years ended December 31, 2004 and 2003, for assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements, but which are not included in audit fees disclosed above, were
$3,200  and  $340,   respectively.   Such  fees  were  for  routine
accounting consultations. All such services rendered by Dixon Hughes PLLC were subject to pre-approval by the Audit Committee and no such pre-approvals were waived.

Tax Fees

      The aggregate fees billed by Dixon Hughes PLLC for tax compliance, tax advice and tax planning during the fiscal years ended December 31, 2004 and 2003 were $5,000 and $4,185, respectively.

All Other Fees

      There were no additional fees billed by Dixon Hughes PLLC during the fiscal year ended December 31, 2004 or the fiscal year ended December 31, 2003.

      This report is submitted by the Audit Committee: W. Edward Anderson, M. David Cogburn, M.D., Patricia P. Grimes, Darryl J. Hart, Carol L. King and Laura
A. Webb.

Director Compensation

      Directors received compensation of $100 for every meeting attended during the fiscal year ended December 31, 2004.

      The shareholders of the Company ratified the Weststar Financial Services Corporation 2001 Nonqualified Stock Option Plan (the "Nonqualified Option Plan") at the 2001 Annual Meeting of shareholders pursuant to which options on 68,821 shares (as adjusted) of the Company's common stock were made available for issuance to members of the Company's Board of Directors. During 2001, options to purchase up to 68,821 shares (as adjusted) of the Company's common stock were granted under the Nonqualified Option Plan, all of which have either been exercised or currently remain outstanding. No options were granted under the Nonqualified Option Plan during the fiscal year ended December 31, 2004.

Executive Officers

         Set forth below is certain information regarding the Company's executive officers.

                                 Position with
Name                    Age         Company                        Business Experience
----                    ---         -------                        -------------------
G. Gordon Greenwood     58         Director,       President and Chief Executive Officer of the Company and
                                 President and     the Bank; Regional Market Manager, RBC Centura Bank,
                                Chief Executive    Asheville, 1996-2000.
                                    Officer

Randall C. Hall         39      Executive Vice     Executive Vice President, Secretary, and Chief Financial
                                  President,       Officer of the Company and the Bank, 1997- Present; Vice
                                Secretary, and     President, Secretary and Chief Financial Officer of Bank
                                Chief Financial    of Granite Corp and Bank of Granite, 1988-1997.
                                    Officer

Board Report on Executive Compensation

      The Bank has entered into an employment and change of control agreement with G. Gordon Greenwood (dated February 9, 2000) as its President and Chief Executive Officer to establish his duties and compensation and to provide for his continued employment with the Bank. The employment agreement provides for an initial term of five (5) years with renewal at the end of the third year and on each anniversary thereafter for an additional one-year term provided there is an affirmative decision to renew by the Board of Directors. The employment agreement provides for an annual base salary and for participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with Mr. Greenwood's position or made available to all other employees. Additionally, at the sooner to occur of (i) a "change in control" of the Bank, or (ii) the end of the initial five-year term, Mr. Greenwood is to receive a 10-year annuity of $40,000 per year. The employment agreement provides that Mr. Greenwood may be terminated for "cause" as defined in the employment agreement, and that the employment agreement may otherwise be terminated, in some cases with certain financial consequences incurred by the Bank or Mr. Greenwood. The employment agreement provides that should the Bank terminate the employment agreement other than for cause or disability within 24 months after a "change in control," or should Mr. Greenwood terminate the agreement within such 24 months during which his compensation or responsibilities have been reduced, or his workplace location is moved outside of Asheville, North Carolina, then he shall receive a lump sum equal to two hundred ninety-nine percent (299%) of his "base amount" as determined by Section 280G of the Internal Revenue Code of 1986. A "change in control" shall be deemed to have occurred upon (i) any person becoming the beneficial owner or otherwise acquiring control, directly or indirectly, of securities of the Bank representing thirty-five percent (35%) or more of the voting power of the Bank's now outstanding securities; (ii) the acquisition by any person in any manner of the ability to elect, or to control the election of, a majority of the directors of the Bank; (iii) the merger of the Bank into another entity or the merger of any entity into the Bank without the Bank being the survivor; or (iv) the acquisition of substantially all of the assets of the Bank by another corporation.

                           SUMMARY COMPENSATION TABLE

                                                                   Annual                  Other
                                                                Compensation           Compensation
                                                                ------------           ------------

                                                                                           All
                                                                                          Other
    Name and Principal Position                   Year      Salary        Bonus       Compensation(1)
    ---------------------------                   ----      ------        -----       ---------------
    G. Gordon Greenwood                           2004     $154,056     $      0        $  7,506
    President and Chief Executive Officer         2003      139,911            0           7,471
                                                  2002      135,694        7,850           6,376

    Randall C. Hall                               2004     $114,908     $      0        $  5,780
    Executive Vice President and Secretary        2003       94,426            0           5,768
                                                  2002       88,962        8,300           5,446

      (1) Includes taxable benefit on group term insurance and 401(k) contributions.

Stock Options

      At the Company's 2001 Annual Meeting, the shareholders approved the adoption of the Weststar Financial Services Corporation 2001 Incentive Stock Option Plan, which provides for the issuance of incentive stock options to purchase up to 91,436 shares (as adjusted) of the Company's common stock. There were no grants of Incentive Stock Options during the fiscal year ended December 31, 2004.

      The following table sets forth information regarding option exercises and option values as of December 31, 2004:

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004
                        AND FISCAL YEAR END OPTION VALUES

                                                              Number of Securities              Value of Unexercised
                                                             Underlying Unexercised                 In-the-Money
                                                                   Options at                        Options at
                              Shares                          December 31, 2004 (1)           December 31, 2004 (1)(2)
                             Acquired       Value           -------------------------        -------------------------
Name                        on Exercise    Realized         Exercisable/Unexercisable        Exercisable/Unexercisable
----                        -----------    --------         -------------------------        -------------------------
G. Gordon Greenwood              0            0                  34,847 / 8,712                  $284,111 / $62,029

Randall C. Hall                  0            0                  17,530 / 4,645                  $124,814 / $33,072

      (1)   Adjusted for stock dividends.

      (2)   The Company's stock price on December 31, 2004 was $13.00 per share.

401(k) Savings Plan

      The Company has no employees who are not also employees of the Bank. Hence, the 401(k) Savings Plan of the Bank covers all employees of the Company. In 1998, the Bank adopted a tax-qualified savings plan (the "Savings Plan"), which covers all current full-time employees and any new full-time employees who have completed 1,000 hours of service for the employer. Under the savings plan, a participating employee may contribute up to $13,000 of his or her base salary on a tax-deferred basis through salary reduction as permitted under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"), as amended. The Bank makes a minimum contribution equal to 3% of the participating employee's pre-tax base salary with additional matching contributions equal to 50% of amounts over the initial 3% of pre-tax base salary contributed by the employee. The Bank's total contribution is capped at 4% of the employee's pre-tax base salary. A participant's contributions and the Bank's matching contributions under the savings plan are held in trust accounts for the benefit of participants. A participant is at all times 100% vested with respect to his or her own contributions under the savings plan, and becomes 100% vested in the account for the Bank's matching contributions after completing five years of service with the employer. The value of a participant's accounts under the savings plan becomes payable to him or her in full upon retirement, total or permanent disability or termination of employment for any reason, or becomes payable to a designated beneficiary upon a participant's death. The savings plan also will contain provisions or withdrawals in the event of certain hardships. A participant's contributions, vested matching and profit sharing contributions of the employer, and any income accrued on such contributions, are not subject to federal or state taxes until such time as they are withdrawn by the participant.

Indebtedness of and Transactions with Management

      The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any "interested director" not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank's lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

           PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee of the Board of Directors has appointed the firm of Dixon Hughes PLLC as the Company's independent public accountants for 2005. A representative of Dixon Hughes PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

      THE  BOARD  OF  DIRECTORS   RECOMMENDS   THAT   SHAREHOLDERS   VOTE  "FOR"
RATIFICATION  OF  DIXON  HUGHES  PLLC  AS  THE  COMPANY'S   INDEPENDENT   PUBLIC
ACCOUNTANTS FOR 2005.

                                  OTHER MATTERS

      The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

                        PROPOSALS FOR 2006 ANNUAL MEETING

      It is anticipated that the 2006 Annual Meeting will be held on a date during April 2006. Any Proposal of a shareholder which is intended to be presented at the 2006 Annual Meeting must be received by the Company at its main office in Asheville, North Carolina no later than November 15, 2005, in order that such Proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a Proposal for the 2006 Annual Meeting is not expected to be included in the proxy statement for that meeting, the Proposal must be received by the Company by February 15, 2006 for it to be timely received for consideration. The Company will use its discretionary authority for any Proposals received thereafter.

                           SHAREHOLDER COMMUNICATIONS

      The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to Randall C. Hall, Corporate Secretary, Weststar Financial Services Corporation, 79 Woodfin Place, Asheville, North Carolina 28801 whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual director or directors addressed.

                             ADDITIONAL INFORMATION

      A COPY OF THE COMPANY'S 2004 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER'S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO RANDALL C. HALL, CORPORATE SECRETARY, WESTSTAR FINANCIAL SERVICES CORPORATION, 79 WOODFIN PLACE, ASHEVILLE, NORTH CAROLINA 28801.

                                                                       Exhibit A
                                                                       ---------

                             AUDIT COMMITTEE CHARTER

Organization: The Audit Committee of the Board of Directors of Weststar Financial Services Corporation (the "Company") and its subsidiaries, The Bank of Asheville (the "Bank") and Weststar Financial Services Corporation Trust I (the "Trust") shall be a permanent committee consisting of at least three independent members of the Board. All members of the Audit Committee must be financially literate, and at least one member must have accounting or financial management expertise, as determined by the Board. The members of the Audit Committee shall be appointed by the chair of the Company recognizing the need for continuity for membership from year to year.

Purpose: The Audit Committee is to assist the Board in discharging their oversight responsibilities by:

      o Promoting the development of an effective and continuously improving control environment, in concert with the management, to achieve the bank's objectives through an appropriate system of risk assessment and internal controls;

      o Overseeing the Company's integrated framework of internal controls and risk assessment practices

      o Serving as informed, vigilant and effective overseers of the financial reporting process

      o Serving as an informed voice on the Board and other standing committees by relaying the audit perspective when related issues are brought before those committees; and

      o Providing a direct channel of communication to the Board for the independent public and internal auditors.

Duties: Specific duties to the Audit Committee include the following:

      o Nomination of Public Accountant. To recommend a contract with independent public accountants for the annual audit of the Bank. The nomination of public accountant shall be approved by the Board. The public accountants report directly to the Board through the Audit Committee.

      o Audit Plans. To review the annual audit plan of the internal audit department and the independent public accountants, including the degree of coordination. The committee may request the supplemental reviews or other audit procedures.

      o Annual Review of Public Accountant. To meet with the independent public accountant and internal auditor to review the results of their annual work. This should include:

      o A review of the auditor's independence as the bank's independent public accountant. Both the audit committee and management should assist the public accountant in preserving the auditor's independence;

      o A review of the formats and wordings of the annual financial report, including the financial statements, footnotes and statistics;

      o     A  timely   review  of  the   disposition   of   previously   issued
            recommendations; and

      o     A  meeting  with  the  internal   auditor  and  independent   public
            accountant, without any representatives from management present, when deemed necessary

      o     Report to the full Board the results of the committee's activities.

STATEMENT OF INTENT

In compliance with the FDIC's ss.364.101 Standards for safety and soundness; II Operational and Managerial Standards, B. Internal audit system, "An institution should have an internal audit system that is appropriate to the size of the institution and the nature and scope of its activities and that provides for:

      1. Adequate monitoring of the system of internal controls through an internal audit function. For an institution whose size, complexity or scope of operations does not warrant a full scale internal audit function, a system of independent reviews of key internal controls may be used;

      2.    Independence and objectivity;

      3.    Qualified persons;

      4.    Adequate testing and review of information systems;

      5. Adequate documentation of tests and findings and any corrective actions;

      6. Verification and review of management actions to address material weaknesses; and

      7. Review by the institution's audit committee or board of directors of the effectiveness of the internal audit systems."

The Company has established the following audit policy and plan.

The Bank has engaged the services of an independent accounting firm to perform an annual audit. Their audit is "conducted in accordance with generally accepted auditing standards. Those standards require that [they] plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation."

The following applications will be subject to procedures on an annual basis as part of the Bank's independent certified public accountants' audit of the financial statements: loan accounting system, which encompasses commercial, consumer and home equity loans; the investment accounting system, and the deposit accounting systems including demand deposits, NOW accounts, money market demand deposits, certificates of deposit and savings accounts. Both the CFO and Senior Accounting Officer will assist in the audit conducted by the independent accounting firm.

Following the close of the audit, the independent accounting firm will issue an opinion on the financial statements and prepare a report to management, which discusses their findings and recommendations for internal controls. A representative from the independent accounting firm will meet with the Audit Committee on an annual basis to review the letter to management and the basis for their opinion on the financial statements.

The Company will also may engage the services of an independent third party to perform internal audit and compliance reviews. Following the review, a report to management will be issued which details an assessment of the Company's performance relative to various laws and regulations. Management will prepare a response to the findings, and review both the report and corrective actions taken or to be taken with the Audit Committee.

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                                       16

                                 REVOCABLE PROXY

                     WESTSTAR FINANCIAL SERVICES CORPORATION
                                79 Woodfin Place
                         Asheville, North Carolina 28801

                              APPOINTMENT OF PROXY
                         SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints W. Edward Anderson, Randall C. Hall and Carol L. King (the "Proxies"), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Weststar Financial Services Corporation (the "Company") held of record by the undersigned on February 18, 2005, at the Annual Meeting of Shareholders of the Company to be held at the Renaissance Asheville Hotel, One Thomas Wolfe Plaza, Asheville, North Carolina, at 3:00 p.m. on April 19, 2005, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect three (3) directors of the Company for three-year terms or until their successors are duly elected and qualified.

      ____  FOR all nominees listed below               ____  WITHHOLD AUTHORITY
            (except as indicated otherwise below).            to vote for all nominees listed below.

                                    NOMINEES:
                                Three-Year Terms
                                ----------------

                               Patricia P. Grimes
                                  Carol L. King
                                 David N. Wilcox

      Instruction: To withhold authority to vote for one or more nominees, write that nominee's name on the line below.

      __________________________________________________________________________

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Hughes PLLC as the Company's independent accountants for 2005.

                  ____ FOR           ____ AGAINST            ____ ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND RETURN TO WESTSTAR FINANCIAL SERVICES CORPORATION.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE, AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

                                   Date:__________________________________, 2005


                                   _______________________________________(SEAL)
                                   (Signature)


                                   _______________________________________(SEAL)
                                   (Signature, if shares held jointly)

                                   Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

           PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD
           -----------------------------------------------------------
                            IN THE ENCLOSED ENVELOPE
                            ------------------------


                                       2